COFFEE HOLDING CO., INC.

                             1998 STOCK OPTION PLAN

      The purpose of the 1998 Stock Option Plan (the "Plan") is to assist COFFEE HOLDING CO., INC. (the "Company") to attract and retain qualified officers, employees, directors and consultants of the Company, a Subsidiary, or a Parent of the Company, by enabling them to acquire common stock of the Company and thus providing incentive for them to expend maximum effort for the success of the
Company's business. The Plan provides for the issuance of incentive stock options ("Incentive Stock Options') pursuant to Section 5(a) and of non-qualified options ("Non-Qualified Options") pursuant to Section 5(b). The Incentive Stock Options granted under Section 5(a) are intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Non-Qualified Options granted pursuant to Section 5(b) are intended to be options which do not satisfy the requirements of Section 422 of the Code. All references to "options" in the Plan shall include Incentive Stock Options and Non-Qualified Options.

      The options offered pursuant to the Plan are a matter of separate inducement to the persons who receive them and are not in lieu of any salary or other compensation for the services of such persons.

      The Company by means of the Plan seeks to retain the services of persons now serving the Company or any Subsidiary or Parent of the Company and to secure the services of additional persons capable of providing services important to the welfare of the Company or any Subsidiary or Parent of the Company.

      To assist in meeting the objectives described above, the Company hereby adopts the Plan.

      1. Amount and Source of Stock. The aggregate number and class of shares which may be the subject of options granted pursuant to the Plan is 2,000,000 shares of common stock of the Company, par value $.0001 per share, subject to adjustment as provided in Section 9 of the Plan. Such shares may be authorized but unissued shares of common stock of the Company or may be shares held in or acquired for the treasury of the Company. Any shares of common stock reserved for issuance or transfer under an option which for any reason terminates, expires or is canceled unexercised as to such shares, may be reserved for issuance or transfer under another option granted under the Plan. The aggregate fair market value (determined at the time the option is granted) of the shares as to which Incentive Stock Options may be granted to any option holder ("Optionee") under this Plan or any other plan of the Company or any Subsidiary or Parent of the Company which are exercisable for the first time by such Optionee during any calendar year shall not exceed $100,000.

      2. Administration of the Plan.

            (a) The Plan shall be  administered by the Board of Directors of the
Company, which, to the extent it shall determine, may delegate its powers with respect to administration of the Plan to a committee (the "Committee") consisting of not less than three members. The Board of Directors shall determine, within the limits of the express provisions of the Plan, those directors, employees, and officers who are to receive options under the Plan and the number of shares of common stock to be subject to such options. Options granted under the Plan shall, subject to the provisions of Section 5 and 11 hereof and the following sentence, be in such form as determined and approved by the Board of Directors. The Board of Directors shall interpret the Plan, prescribe, amend and rescind rules and regulations, forms, notices and agreements relating to it and make all determinations necessary or advisable for its administration, all such actions as approved by the Board of Directors to be final and conclusive.

            (b) The Board of Directors may from time to time appoint members of the Committee in addition to or in substitution for members previously appointed and may fill any vacancies in the Committee. The Committee shall elect one of its members as Chairman, and may appoint a secretary, who need not be a member of the Committee or a director of the Company, to keep minutes of its meetings. Meetings of the Committee shall be held at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum. All action of the Committee shall be by a majority of its members. Any action may be taken by unanimous written consent setting forth the action taken, signed by all of the members of the Committee, and action so taken shall have the same effect as if it had been taken by unanimous vote at a meeting duly held and called. The Committee shall report its action at meetings or by unanimous written consent to the Board of Directors.

            (c) At any time prior to the appointment of the Committee and at any time thereafter when the Committee shall not be duly constituted and subject to all eligibility limitations which would otherwise apply to the Plan, the Board of Directors shall exercise all the functions of the Committee under the Plan.

      3. Effective Date and Term of Plan. The Plan as originally adopted shall become effective when adopted by the Board of Directors of the Company, except that unless the Plan is authorized by the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company within 12 months after its adoption by the Board of Directors, the Plan and all options outstanding under the Plan shall terminate at the expiration of such 12 month period. The solicitation of such approval shall be in accordance with the laws of the State of Nevada and, if applicable, in accordance with Section 14(a) of the Securities Exchange Act of 1934. Options may be granted under the Plan within 10 years from the date of its adoption by the Board of Directors, but not thereafter.

      4. Eligible Participants. Only officers, directors, employees and consultants of the Company or a Subsidiary or a Parent of the Company shall b eligible to receive options under the Plan. An employee who is also a director of the Company or a Subsidiary or a Parent of the Company shall be eligible to participate under the Plan. Except as provided in Section 5(a)(v) below, no Incentive Stock Option shall be granted to a non-employee director, consultant, or an individual who, immediately before the granting of the option, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary of the Company.


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

      5. Grant and Terms of Options. The Board of Directors may grant options at any time for from time to time prior to the termination of the Plan, and except as hereinafter provided, such options shall be subject to the following terms and conditions:

            (a) Incentive Stock Options.

                  (i) Purchase Price. The purchase price provided for in each Incentive Stock Option granted pursuant to this Section 5(a) of the Plan shall be determined by the Board of Directors, provided that in no instance shall such price be less than the fair market value of the shares subject to such option on the date on which the Incentive Stock Option is granted.

                  (ii) Duration of Option. Each Incentive Stock Option granted pursuant to the Plan will terminate no later than 10 years from the date on which it is granted, unless it is terminated earlier under Section 7 or 8.

                  (iii) Transferability of Option. No Incentive Stock Option shall be transferable by the employee in whole or in part other than by will or the laws of descent and distribution, and each such option shall be exercisable, during the lifetime of the employee, only by him or her.

                  (iv)  Exercise of Option.  Subject to the  provisions  of this
Section 5(a), the Board of Directors shall have absolute discretion in determining whether any Incentive Stock Option granted hereunder shall be exercisable in whole at one time or in part from time to time and, if in part from time to time, the rate at which such option shall be exercisable on a cumulative or non-cumulative basis. Except as provided in Section 7 and 8, no Incentive Stock Option may be exercised at a time when the Optionee is not an employee of the Company or a Subsidiary or a Parent of the Company.

                  (v) Special Ten Percent Shareholder Rule. Sections 4, 5(a)(i) and 5(a)(ii) notwithstanding, an Incentive Stock Option may be granted to an individual who immediately before the granting of such option owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary or a Parent of the Company, if at the time such option is granted, (i) such option price is at least 110% of the fair market value of the stock subject to such option, and (ii) such option by its terms may not be exercised after the expiration of 5 years from the date on which it was granted.

            (b) Non-Qualified Stock Options.

                  (i)  Purchase   Price.   The  purchase   price   provided  for
Non-Qualified Option granted pursuant to this Section 5(b) of the Plan shall be determined by the Board of Directors.

                  (ii) Duration of Option. Each Non-Qualified Option granted pursuant to the Plan will terminate no later than 10 years from the date on which it is granted, unless it is terminated earlier under Section 7 or 8 hereof.


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

                  (iii) Transferability of Option. No Non-Qualified Option shall be transferable by the employee, director or consultant in whole or in part other than by will or the laws of descent or distribution, and each such option shall be exercisable, during the lifetime of the employee, director or consultant, only by him or her.

                  (iv)  Exercise of Option.  Subject to the  provisions  of this
Section  5(b),  the  Board  of  Directors  shall  have  absolute  discretion  in
determining  whether  any  Non-Qualified   Option  granted  hereunder  shall  be
exercisable in whole at one time or in part from time to time and, if in part from time to time, the rate at which such option shall be exercisable on a cumulative or non-cumulative basis. Except as provided in Section 7 and 8, no Non-Qualified Option may be exercised at a time when the Optionee is not an employee or a director of the Company or a Subsidiary or a Parent of the Company. A Non-Qualified Option granted to a consultant may be exercised as the Board of Directors determines in its sole discretion.

      6. Manner of Exercise of Options.

            (a) Unless the Board of Directors shall otherwise determine, an option, to the extent exercisable under the Plan, may be exercised by delivery to the Secretary of the Company, at its principal office, of a written notice, signed by the person entitled to exercise the option, specifying the number of shares purchasable under the option which the Optionee then wishes to purchase, together with a certified or bank cashier's check payable to the order of the Company, in the amount of the aggregate option price for such number of shares and any withholding tax due or such other consideration as the Board of Directors agrees to accept.

            (b) Unless the shares to be acquired upon exercise of an option may, at the time of such acquisition, be lawfully resold in accordance with a then currently effective registration statement or post-effective amendment under the Securities Act of 1933, as amended, the Board of Directors may provide, as a condition to the delivery of any shares to be purchased upon exercise of the option, that the Company receive appropriate evidence that the Optionee is acquiring the shares for investment and not with a view to the distribution or public offering of the shares, or any interest in the shares, and a representation to the effect that the Optionee shall make no sale or other disposition of the shares unless (a) the Company shall have received an opinion of counsel satisfactory to it in form and substance that the sale or other disposition may be made without registration under the then applicable provisions of the Securities Act of 1933, as amended, and the related rules and regulations of the Securities and Exchange Commissions, or (b) the shares shall be included in a currently effective registration statement or post-effective amendment under the Securities Act of 1933, as amended. In no event shall stock be issued or certificates be delivered until full payment as required by the Plan shall have been received by the Company, nor shall the Optionee have any right or status as a shareholder prior to such payment. In no event shall a fraction of a share be purchased or issued under the Plan.

            (c) If at any time the Board of Directors shall determine in its discretion that the listing, registration or qualification of the shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any


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

governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares subject to the Plan, no such shares shall be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.

      7. Termination of Employment. In the event that the employment of any employee or tenure as a director of an Optionee shall be involuntarily terminated other than for cause or by reason of the death or permanent disability of the Optionee, the option may be exercised by the Optionee to the extent that he or she was entitled to do so at the termination of his or her employment or tenure, at any time within three months after such termination, but in no event may an option be exercised after the date on which it would otherwise terminate. In the event that the employment of any employee or the tenure of a director shall be voluntarily terminated or terminated for cause, any option held by the employee or a director under the Plan, to the extent not previously exercised, shall forthwith terminate. Normal retirement or early retirement with the consent of the Company or a Subsidiary or a Parent of the Company pursuant to any retirement plan shall not constitute a voluntary termination of employment or a termination of employment for cause, but shall be considered for this purpose to be an involuntary termination other than for cause. The Board of Directors shall determine, in its sole discretion, the terms of the exercise of an option granted to a consultant with respect to the termination of the consultant. Nothing in the Plan or in any option granted pursuant to the Plan shall confer on any individual any right to continue in the employ or as a director, or as a consultant of the Company or a Parent or a Subsidiary of the Company, or interfere in any way with the right of the Company or a Parent or a Subsidiary of the Company to terminate his or her employment, tenure as a director or engagement as a consultant.

      8. Death or Disability of an Optionee.

            (a) If an Optionee shall die while employed by or serving as a director of the Company or a Subsidiary or a Parent of the Company, the option may be exercised (i) to the extent that the employee or director was entitled to do so at the date of his or her death, and (ii) to the additional extent that the employee or director would have been entitled to do so had the option been exercisable with respect to the number of shares covered by the next installment, if any, of the option, by a legatee or legatees of the Optionee under his or her last will or by his or her personal representatives or distributees at any time within one year after the date of death, but in no event may the option be exercised after the date on which it would otherwise terminate.

            (b) If an Optionee shall die within three months after the involuntary termination, other than for cause, of his or her employment by or of his or her service as a director of the Company or a Subsidiary or a Parent of the Company, the option may be exercised, to the extent that the employee or director was entitled to do so at the date of his or her death, by a legatee or legatees of the Optionee under his or her last will or by his or her personal representative or distributees at any time within one year after the date of death, but in no event may the option be exercised after the date on which it would otherwise expire.


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

            (c) If an Optionee is a consultant and he or she shall die, the option may be exercised (i) to the extent that the consultant was entitled to do so at the date of his or her death, and (ii) to the additional extent that the consultant would have been entitled to do so had the option been exercisable with respect to the number of shares covered by the next installment, if any, of the option, by a legatee or legatees of the Optionee under his or her last will or by his or her personal representatives or distributees at any time within one year after the date of death, but in no event may the option be exercised after the date on which it would otherwise terminate.

            (d) If an Optionee shall become permanently disabled (within the meaning of Section 22(e)(3) of the Code) while employed by or serving as a director of the Company or a Subsidiary or a Parent of the Company, the option may be exercised by the Optionee to the extent that he or she was entitled to do so at the termination of his or her employment or tenure as a director, at any time within one year after such termination, but in no event may an option be exercised after the date on which it would otherwise expire.

            (e) If an Optionee is a consultant and he or she shall become permanently disabled (within the meaning of 22(e)(3) of the Code), the option may be exercised by the Optionee to the extent that he or she was entitled to do so upon the termination of his or her engagement, at any time within one year after such termination, but in no event may an option be exercised after the date on which it would otherwise expire.

      9. Adjustment of Number and Price of Shares Subject to Options.

            (a) If the outstanding shares of the common stock of the Company are subdivided, consolidated, increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, capital adjustment or otherwise, or if the Company shall issue common stock as a dividend or upon a stock split, then the number and kind of shares available for purposes of the Plan and all shares subject to the unexercised portion of any options previously granted and the exercise price of those options shall be appropriately adjusted. However, no such adjustment shall change the total exercise price applicable to the unexercised portion of any outstanding option.

            (b) Adjustments under this Section 9 shall be made by the Board of Directors, whose determination as to what adjustments shall be made shall be final and binding. In computing any adjustment under this Section 9, any fractional share which might otherwise become subject to an option shall be eliminated.

      10. Change of Control.

            (a) In no event of a Change of Control (as herein defined), unless otherwise determined by the Board of Directors or the Committee at the time of grant or by amendment (with the holder's consent) of such grant, all outstanding options awarded under the Plan shall become fully exercisable and vested.


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

            (b) A "Change of Control" shall be deemed to occur on the date that any of the following events occur:

                  (i) any person or persons acting together which would constitute a "group" for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), other than the Company and any subsidiary, shall beneficially own (as defined in Rule 13d-3 of the Exchange
Act), directly or indirectly, at least 20% of the total voting power of all classes of capital stock of the Company entitled to vote generally in the election of the Board;

                  (ii) either (A) Current Directors (as herein defined) shall cease for any reason to constitute at least a majority of the members of the Board (for these purposes, a "Current Director" shall mean any member of the Board as of the effective date of the Plan, and any successor of a Current Director whose election, or nomination for election by the Company's shareholders, was approved by at least two-thirds of the Current Directors then on the Board) or (B) at any meeting of the shareholders of the company called for the purpose of electing directors, a majority of the persons nominated by the Board for election as directors shall fail to be elected;

                  (iii) the  shareholders  of the Company  approve (A) a plan of complete liquidation of the Company, or (B) an agreement providing for the merger or consolidation of the Company (i) in which the Company is not the continuing or surviving corporation (other than a consolidation or merger with a wholly owned subsidiary of the Company in which all shares of common stock of the Company outstanding immediately prior to the effectiveness thereof are changed into or exchanged for the same consideration) or (ii) pursuant to which the shares of common stock of the Company are converted into cash, securities or other property, except as consolidation or merger of the Company in which the holders of the common stock of the Company immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the common stock of the continuing or surviving corporation immediately after such consolidation or merger or in which the Board immediately prior to the merger or consolidation would, immediately after the merger or consolidation, constitute a majority of the board of directors of the continuing or surviving corporations; or

                  (iv) the shareholders of the Company approve an agreement (or agreements) providing for the sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Company.

      11. Liquidation, Merger or Consolidation. In the event of the dissolution or liquidation of the Company, or in the event of a merger or consolidation in which (i) the Company is a party and (ii) the agreements governing such merger or consolidation do not provide for the issuance of substitute options or the assumption of the options issued hereunder (as issuing and assuming are defined in Code Section 424(a)), with substantially equivalent terms as determined by the Board of Directors in lieu of the options granted under the Plan or for the express assumption of such outstanding options by the surviving corporation, the Board of Directors shall declare that each option granted under the Plan shall terminate as of a date to be fixed by the Board of Directors (the "Termination Date"), provided that the Board of Directors


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shall cause to be mailed  thirty (30) days before the  Termination  Date written notice of the Termination Date to each Optionee, and each Optionee shall have the right, during the period between the receipt of the written notice and the Termination Date to exercise his option, in whole or in part, whether or not all or any part of such option would not otherwise be exercisable. The notice of exercise must be received by the Company on or prior to the Termination Date. Any then outstanding option not exercised in its entirety on or prior to the Termination Date specified by the Board of Directors and any and all rights thereunder shall terminate as of said date.

      12. Amendment or Discontinuance of Plan. The Board of Directors may alter, suspend or discontinue the Plan at any time, except that no action of the Board may, without appropriate shareholder action, materially increase the benefits accruing to the participants under the Plan, materially increase the maximum number of shares subject to the Plan (except as provided in Section 9), materially modify the requirements for eligibility under the Plan, implement any change requiring shareholder approval under the Code or any other applicable law and, without the consent of the Optionee, no such action shall alter the terms of, or impair the rights of the Optionee under any option previously granted pursuant to the Plan. Unless sooner terminated, the Plan shall terminate as provided in Section 3. An option may not be granted while the Plan is suspended or after it is terminated. The rights and obligations under any option granted while the Plan is in effect may not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the option was granted. The power of the Board of Directors to construe and administer any options granted prior to the termination or suspension of the Plan shall nevertheless continue after and survive such termination and continue during such suspension.

      13. Miscellaneous Provisions.

            (a) Subsidiary. As used herein, the term "subsidiary" means any "subsidiary corporation" within the meaning of Section 424(f) of the Code.

            (b) Parent. As used herein, the term "parent" means any "parent corporation" within the meaning of Section 424(e) of the Code.

            (c) Permanently Disabled. As used herein, the term "permanently disabled" means "permanently disabled" within the meaning of Section 22(e)(3) of the Code.

            (d) Governing Law. The Plan shall be governed by the laws of the State of Nevada.

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